Clover Health 2024 Leerink Partners Healthcare Crossroads Conference May 2024

2 Disclaimer Please note that this presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding future events and Clover Health’s future results of operations, financial position, business strategy and future plans. Forward-looking statements are not guarantees of future performance, and you are cautioned not to place undue reliance on such statements. In some cases, you can identify forward looking statements because they contain words such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “going to,” “can,” “could,” “should,” “would,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” “outlook,” “forecast,” “guidance,” “objective,” “plan,” “seek,” “grow,” “target,” “if,” “continue” or the negative of these words or other similar terms or expressions that concern Clover Health’s expectations, strategy, priorities, plans or intentions. Forward-looking statements in this presentation include, but are not limited to, the anticipated benefits associated with the use of Clover Assistant, and the expansion of this platform to external payors and providers through Counterpart Assistant, including the ability of external payors and providers to utilize Counterpart Assistant to manage their medical care ratios, as well as our expectations related to Clover Health’s profitability, liquidity, future performance, future operations and future results. These statements are subject to known and unknown risks, uncertainties and other factors that may cause Clover Health’s actual results, levels of activity, performance or achievements to differ materially from results expressed or implied in this presentation. Additional information concerning these and other risk factors is contained in Clover Health’s most recent Annual Report on Form 10-K, filed with the Securities and Exchange Commission (the “SEC”) on March 14, 2024, and in our subsequent filings with the SEC, in each case where relevant, including the Risk Factors sections therein, and in its other filings with the SEC. The forward-looking statements included in this presentation are made as of the date hereof. Except as required by law, Clover Health undertakes no obligation to update any of these forward-looking statements after the date of this presentation or to conform these statements to actual results or revised expectations.

Announcing SaaS & Tech Enabled Service Solution to Bring the Power of CA to all MA Payors & Providers 3 Clover Home Care 3rd Party Payors 3rd Party Providers Clover Health Medicare Advantage Proven Technology Platform and Clinical Support Tool Cloud Based and AI Powered Counterpart AssistantClover Assistant /

For Clover HealthFor External Payors & Providers Counterpart’s Compelling Value Proposition 4 Cloud-based, AI-powered technology & support platform already built with proven results Access to clinician-centric, EHR integrated, & AI-powered care management platform Ability to improve health outcomes via earlier identification and management of disease Via better care management, can help facilitate: Earlier Diagnosis Lower Medical Cost Improved Quality Performance Deploy existing technology asset for growth & profitability New SaaS (PMPM) & Tech-Enabled Services (Value Based Care) revenue streams with low startup costs Expand offering with low CAC & high margin potential business; equipping more clinicians with differentiated & proven technology Strong market fit with rich deal pipeline

Clover Health

CA Technology Driving Value Creation

Proven Clinical Outcome Improvement(1)

CA use associated with:

- ★ Earlier diagnosis & treatment of Diabetes
- ★ Earlier diagnosis & improved disease trajectory for Chronic Kidney Disease
- ★ Improved Medication Adherence

Improved Value Based Care Performance

1,000+ bps of MCR Differential

for returning Clover MA members whose PCPs use CA as compared to those whose PCPs do not



Key Quality Measure Improvements(2)

Members who had a CA visit are:

21% More likely to have had **colorectal screening**

12% More likely to have had **breast cancer screening**

9% More likely to have had **osteoporosis management**
(among women who have had a fracture)

11% More likely to have **blood sugar controlled**
(among members with diabetes)

7% More likely to **visit PCP after ED visit**
(among members with multiple chronic conditions)

37% More likely to have **blood pressure controlled**
(among members with hypertension)

(1) For more details, please see Clover's three research papers on Chronic Kidney Disease, Diabetes, and Medication Adherence. "Clover Assistant Use and Diagnosis and Progression of Chronic Kidney Disease" www.cloverhealth.com/clinicalcare/ckd; "Clover Assistant Use and Diagnosis, Treatment, and Progression of Diabetes" www.cloverhealth.com/clinicalcare/diabetes; "Clover Assistant Use and Medication Adherence for Common Chronic Conditions" www.cloverhealth.com/clinicalcare/medadherence

(2) Analysis of one MA Plan's member data from 2022.

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Elegant, easy-to-use software platform 6 Focused on Usability and Intuitive User Interface Designed by doctors, for doctors EHR integrated, fits well in clinical workflow Empowering physicians to practice medicine using their clinical judgement

7 Q&A